                          AMENDMENT TO LOAN AGREEMENT

         This Amendment to Loan Agreement (the "Amendment") is made and entered into between Zions First National Bank ("Zions"), The First National Bank of Chicago ("FNBC") (assignee of NBD Bank) (Zions and FNBC are hereinafter referred to collectively as "Lenders"), Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996 between Zions, NBD Bank and Agent (herein, in such capacity, "Agent"), and Franklin Quest Co., a Utah corporation ("Borrower").

                                    Recitals

         1. Zions, NBD Bank, Agent and Borrower have entered into a Loan Agreement dated October 16, 1996 (the "Loan Agreement").

         2. Pursuant to an Assignment Agreement dated as of February 3, 1997, NBD Bank sold and assigned its rights and obligations under the Loan Agreement and related documents, and instruments to FNBC.

         3. Zions, FNBC, Agent and Borrower desire to modify and amend the Loan Agreement to increase the amount of the loan to $90,000,000 and to modify the Loan Agreement as provided herein.

                                   Amendment

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Zions, FNBC, Agent and Borrower hereby agree and amend and modify the Loan Agreement as follows:

         1. Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Loan Agreement shall have the same defined meanings in this Amendment.

         2. FNBC as Assignee of NBD Bank. All references in the Loan Agreement to NBD Bank are amended to refer to FNBC. It is acknowledged and agreed that FNBC has succeeded to all rights, benefits, duties, and obligations of NBD Bank under the Loan Agreement, Promissory Notes, and Intercreditor Agreement.

         3. Promissory Notes. Exhibits A and B to the Loan Agreement are deleted and replaced with Exhibits A and B to this Amendment. All references in the Loan Agreement to Exhibits A and B thereto shall refer to Exhibits A and B to this Amendment. All references in the Loan Agreement to the Promissory Notes shall refer to the Amended Promissory Notes attached as Exhibits A and B to this Amendment.

         4. Amount of Loan. Section 2.1 Amount of Loan of the Loan Agreement is deleted and replaced with the following:

         Section 2.1. Amount of Loan

                 Upon fulfillment of all conditions precedent set forth in this Loan Agreement, and so long as no Event of Default exists, and no other breach has occurred under this Loan Agreement, Lenders, through Agent, agree to loan Borrower ninety million dollars ($90,000,000.00).

         5. Financial Covenants. Section 5.7 Financial Covenants of the Loan Agreement is amended as follows:

         a. The first paragraph of Subsection a Consolidated Tangible Net Worth, is deleted and replaced with the following:

         Borrower will maintain a consolidated tangible net worth of not less than eighty million dollars ($80,000,000.00) at all times through Borrower's fiscal year ending August 31, 1997, and thereafter not less than such amount plus an annual increase of five million dollars ($5,000,000.00) for each subsequent fiscal year.

         b.      By adding the following new subsection c:

                 c. Total Liabilities to Tangible Net Worth. Borrower will maintain a ratio of total liabilities to tangible net worth of not greater than one and twenty-five hundredths to one (1.25:1) on a fiscal quarter basis until Borrower's fiscal year ending August 31, 1998, and a ratio of not greater than one and one-tenth to one (1.1:1) as of the fiscal quarter ending August 31, 1998 and thereafter. Total liabilities are to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lenders. Tangible net, worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lenders excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

         6. Notices. Section 8.15 Notices is amended by deleting the notice address for NBD Bank and replacing it with:

                 The First National Bank of Chicago
                 West Coast Regional Office
                 777 South Figueroa Street Suite 4001
                 Los Angeles, CA 90071
                 Attention: James P. Moore

         7. Waiver and Release of Claims. Borrower (i) represents that it has no defenses to or setoffs against any indebtedness or other obligations owing to Lenders or their affiliates (the "Obligations"), nor claims against Lenders or their affiliates for any matter whatsoever, related or unrelated to the Obligations, and (ii) releases Lenders and their affiliates from all claims, causes of action, and costs, in law or equity, existing as of the date of this Amendment to Loan Agreement, which Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Obligations, including the subject matter of the Loan Agreement. This provision shall not apply to claims for performance or express contractual obligations owing to Borrower by Lenders or their affiliates.

         8. Representations and Warranties. Borrower hereby affirms and again makes the representations and warranties set forth in Article 4 Representations and Warranties of the Loan Agreement as of the date of this Amendment.

         9. Authorization. Borrower represents and warrants that the execution, delivery, and performance by Borrower of this Amendment, the Amended Promissory Notes, and all agreements, documents, obligations, and transactions herein contemplated have been duly authorized by all necessary corporate action on the part of Borrower and are not inconsistent with Borrower's Articles of Incorporation, By-Laws or any resolution of the Board of Directors of Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery hereof and thereof, this Amendment and the Amended Promissory Notes will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

         10. Payment of Expenses and Attorney's Fees. Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, reasonable attorney's fees and legal expenses. If such expenses are not promptly paid, Lender is authorized and directed, upon execution of this Amendment and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay in full these expenses.

         11. Agreement Remains in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Loan Agreement remains in full force and effect.

         12. Integrated Agreement: Amendment. This Amendment, together with the Loan Agreement, Amended Promissory Notes, Intercreditor Agreement, and Amendment to Intercreditor Agreement constitute the entire agreements and understandings between the parties and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by the parties. This Amendment and the Loan Agreement shall be read and interpreted together as one agreement. PURSUANT TO UTAH CODE
SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWER AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. All other prior and contemporaneous agreements, arrangements and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, terminated.

         Dated:  May 12, 1997



                                  Zions First National Bank

                                  By: /s/ KEITH R. THOMPSON
                                     ----------------------------------
                                           Keith R. Thompson
                                           Vice President

                                  The First National Bank of Chicago

                                  By:  /s/ [SIG]
                                     ----------------------------------
                                  Title: First Vice President

                                  Zions First National Bank, not in its
                                  individual capacity but solely as agent
                                  pursuant to an Intercreditor Agreement
                                  dated October 16, 1996, between Zions
                                  First National Bank, The First Chicago
                                  National Bank, and Agent

                                  By: /s/ KEITH R. THOMPSON
                                      ----------------------------------
                                          Keith R. Thompson
                                          Vice President

                                  Franklin Quest Co.

                                  By: /s/ [SIG]
                                     --------------------------------
                                  Title: Chief Financial Officer

                                   EXHIBIT A

                                PROMISSORY NOTE
                          (ZIONS FIRST NATIONAL BANK)

                            AMENDED PROMISSORY NOTE
                            Revolving Line of Credit

                                October 16, 1996

Borrower:        Franklin Quest Co.

Lender:          Zions First National Bank

Agent: Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996 between Zions First National Bank ("Zions"), The First National Bank of Chicago, and Agent, as amended

Amount: $30,000,000.00

Maturity: October 1, 2001

         For value received, Borrower promises to pay to the order of Agent, at Zions First National Bank's Commercial Banking Department in Salt Lake City, Utah, the sum of thirty million dollars ($30,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

         This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated October 16, 1996, between Zions, The First National Bank of Chicago, Agent and Borrower, as amended (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement. Agent shall have no obligation to make any disbursements except to the extent funds have been provided by Zions.

         In connection with each request for an advance under this Promissory Note, Borrower shall specify whether the advance shall bear interest based on the Prime Rate or the LIBOR Rate and, if the LIBOR Rate is selected, the applicable Interest Period. The specification made by Borrower may not be changed without consent of Agent. If no specification is made by Borrower, the advance shall bear interest based on the Prime Rate.

         Interest on advances based on the Prime Rate shall be calculated and payable as follows:

         1. Interest shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows:

                 The Prime Rate Performance Percent (hereinafter defined) per annum below the Prime Rate (hereinafter defined) of Zions from time to time in effect, adjusted as of the date of any change in the Prime Rate. Interest accrued is to be paid monthly commencing November 2, 1996, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on October 1, 2001.

         2. The Prime Rate Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7), the Prime Rate Performance Percent will be five-tenths (.5). If such ratio is seven (7) or less, the Prime Rate Performance Percent will then be determined in accordance with subsections (b), (c) and (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by tangible net worth of Borrower is above one (1.0), the Prime Rate Performance Percent will be five-tenths (.5).

                          (c) If the ratio of total liabilities divided by tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the Prime Rate Performance Percent will be seventy-five hundredths (.75).

                          (d) If the ratio of total liabilities divided by tangible net worth of Borrower is less than four-tenths (.4), the Prime Rate Performance Percent will be one (1.0).

                          For purposes of subparagraphs (b), (c) and (d),
                 above, total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The Prime Rate Performance Percent shall be
                 determined based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank
                 N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Zions' Prime Rate. If, for any reason beyond the control of Zions, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Zions may, five days after posting notice in the Zions' bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions may make loans to any of its customers, either now or in the future.

         Interest on advances based on the LIBOR Rate shall be calculated and payable as follows:

         1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year equal to the LIBOR Rate (hereinafter defined) of Zions for the applicable Interest Period (hereinafter defined) plus the LIBOR

                 Performance Percent (hereinafter defined). Interest accrued is to be paid monthly commencing November 2, 1996, on the same day of each month thereafter, and on the last day of each applicable Interest Period.

         2.      The LIBOR Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25). If such ratio is seven (7) or less, the LIBOR Performance Percent will then be determined in accordance with subsections (b), (c) and
                 (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is above one (1.0), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25).

                          (c) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the LIBOR Performance Percent will be one (1).

                          (d) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is less than four-tenths (.4), the LIBOR Performance Percent will be seventy-five hundredths (.75).

                          For purposes of subparagraphs (b), (c) and (d),
                 above, total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to

                 Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The LIBOR Performance Percent shall be determined
                 based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. The LIBOR Rate applicable to any Interest Period means the rate per annum quoted by Zions as its LIBOR Rate. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Zions may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

         4. Banking Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

         5.      Dollars and the sign "$" mean lawful money of the United
                 States.

         6. Interest Period means, with respect to any LIBOR Rate advance, the period commencing on the date such advance is made and ending, as the Borrower may select, on the numerically corresponding day in the first, second, third, sixth, or twelfth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or an any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                 a. No Interest Period may extend beyond the termination of the Loan Agreement;

                 b. No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and

                 c. If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such interest Period shall end on the immediately preceding Banking Business Day.

         7. Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to maintain or fund advances based on the LIBOR Rate, then upon notice to Borrower by Agent the outstanding principal amount of the advances based on the LIBOR Rate,, together with interest accrued thereon, shall, at the election of Agent, be (1) immediately converted to an advance based on Prime Rate; (2) repaid immediately upon demand of Agent if such change or compliance with such request, in the judgment of Agent, requires immediate repayment; or (3) repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

         8. Notwithstanding anything to the contrary herein, if Agent determines (which determination shall be conclusive) that:

                 a. Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the LIBOR Rate; or

                 b. The LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Agent may give notice thereof to Borrower, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, (1) the obligation of Agent to make advances based On the LIBOR Rate shall be suspended; and (2) Borrower shall repay in full the then outstanding principal amount of each advance based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such advance, or, at Borrower's option, convert the advancer, based on LIBOR Rate to advances based on Prime Rate on the last day of the then current Interest Period applicable to such advance.

         All principal advances for which interest is based upon LIBOR Rate shall be due and payable in full on the last day of the applicable Interest Period.

         As to all advances, whether based on the Prime Rate or the LIBOR Rate:

         1. Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         2. All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         3. Notwithstanding anything to the contrary herein, all principal and unpaid interest shall be paid in full on the aforesaid Maturity Date.

         4. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from. the date when due until paid, both before and after judgment, which default rate shall be three percent (3.0%) per annum above the Prime Rate.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         Borrower may prepay all or any portion of any advance based upon Prime Rate at any time without penalty. As to any advance based upon LIBOR Rate, Borrower may prepay up to five percent (5%) of the original principal amount of this Promissory Note annually without a prepayment fee. Any additional prepayment shall be subject to a prepayment fee if the "Original LIBOR Rate" is greater than the "Current LIBOR Rate" on the prepayment date. The prepayment fee shall be an amount equal to the prepaid principal amount multiplied by the product of the "Original LIBOR Rate" less the "Current LIBOR Rate", multiplied by the number of years and fractional portion of a year remaining in the current Interest Period.

         "Current LIBOR Rate" means the LIBOR Rate in effect on the date the prepayment is made for the interest period from that prepayment date to the end of the current Interest Period.

         "Original LIBOR Rate" means the LIBOR Rate in effect for the current Interest Period.

         This Promissory Note is made in accordance with the Loan Agreement.

         This Promissory Note modifies and replaces a Promissory Note dated October 16, 1996, executed by Borrower in favor of Zions First National Bank in the original principal amount of twenty-five million dollars ($25,000,000.00).

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                   EXHIBIT B

                                PROMISSORY NOTE
                      (The First National Bank of Chicago)

                            AMENDED PROMISSORY NOTE
                            Revolving Line of Credit

                                October 16, 1996

Borrower:        Franklin Quest Co.

Lender:          The First National Bank of Chicago

Agent: Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996 between Zions First National Bank ("Zions"), The First National Bank of Chicago, and Agent, as amended

Amount: $60,000,000.00

Maturity: October 1, 2001

         For value received, Borrower promises to pay to the order of Agent, at Zions First National Bank's Commercial Banking Department in Salt Lake City, Utah, the sum of sixty million dollars ($60,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

         This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated October 16, 1996, between Zions, The First National Bank of Chicago and Borrower, as amended (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement. Agent shall have no obligation to make any disbursements except to the extent funds have been provided by The First National Bank of Chicago.

         In connection with each request for an advance under this Promissory Note, Borrower shall specify whether the advance shall bear interest based on the Prime Rate or the LIBOR Rate and, if the LIBOR Rate is selected, the applicable Interest Period., The specification made by Borrower may not be changed without consent of Agent. If no specification is made by Borrower, the advance shall bear interest based on the Prime Rate.

         Interest on advances based on the Prime Rate shall be calculated and payable as follows:

         1. Interest shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows:

                 The Prime Rate Performance Percent (hereinafter defined) per annum below the Prime Rate (hereinafter defined) of Zions from time to time in effect, adjusted as of the date of any change in the Prime Rate. Interest accrued is to be paid monthly commencing November 2, 1996, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on October 1, 2001.

         2. The Prime Rate Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7) the Prime Rate Performance Percent will be five-tenths (.5). If such ratio is seven (7) or less, the Prime Rate Performance Percent will then be determined in accordance with subsections (b), (c) and (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by tangible net worth of Borrower is above one (1.0), the Prime Rate Performance Percent will be five-tenths (.5).

                          (c) If the ratio of total liabilities divided by tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the Prime Rate Performance Percent will be seventy-five hundredths (.75).

                          (d) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is less than four-tenths (.4), the Prime Rate Performance Percent will be one (1.0).

                          For purposes of subparagraphs (b) (c) and (d), above,
                 total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender. Tangible net worth means the excess Of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The Prime Rate Performance Percent shall be
                 determined based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank
                 K. A., and Bank of America K. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Zions' Prime Rate. If, for any reason beyond the control of Zions, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Zions may, five days after posting notice in the Zions' bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the 'United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions may make loans to any of its customers, either now or in the future.

         Interest on advances based on the LIBOR Rate shall be calculated and payable as follows:

         1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year equal to the LIBOR Rate (hereinafter defined) of Zions for the applicable Interest Period (hereinafter defined) plus the LIBOR

                 Performance Percent (hereinafter defined). Interest accrued is to be paid monthly commencing November 2, 1996, on the same day of each month thereafter, and on the last day of each applicable Interest Period.

         2.      The LIBOR Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula
                 is greater than seven (7), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25). If such ratio is seven (7) or less, the LIBOR Performance Percent will then be determined in accordance with subsections (b), (c) and (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is above one (1.0), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25).

                          (c) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the LIBOR Performance Percent will be one (1).

                          (d) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is less than four-tenths (.4), the LIBOR Performance Percent will be seventy-five hundredths (.75).

                          For purposes of subparagraphs, (b) (c) and (d),
                 above, total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to

                 Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The LIBOR Performance Percent shall be determined
                 based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. The LIBOR Rate applicable to any Interest Period means the rate per annum quoted by Zions as its LIBOR Rate. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Zions may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

         4. Banking Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

         5.      Dollars and the sign "$" mean lawful money of the United
                 States.

         6. Interest Period means, with respect to any LIBOR Rate advance, the period commencing on the date such advance is made and ending, as the Borrower may select, on the numerically corresponding day in the first, second, third, sixth, or twelfth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                 a. No Interest Period may extend beyond the termination of the Loan Agreement;

                 b. No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and

                 c. If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

         7. Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to maintain or fund advances based on the LIBOR Rate, then upon notice to Borrower by Agent the outstanding principal amount of the advances based on the LIBOR Rate, together with interest accrued thereon, shall, at the election of Agent, be (1) immediately converted to an advance based an Prime Rate; (2) repaid immediately upon demand of Agent if such change or compliance with such request, in the judgment of Agent, requires immediate repayment; or (3) repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

         8. Notwithstanding anything to the contrary herein, if Agent determines (which determination shall be conclusive) that:

                 a. Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the LIBOR Rate; or

                 b. The LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Agent may give notice thereof to Borrower, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, (1) the obligation of Agent to make advances based on the LIBOR Rate shall be suspended; and (2) Borrower shall repay in full the then outstanding principal amount of each advance based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such advance, or, at Borrower's option, convert the advances based on LIBOR Rate to advances based on Prime Rate on the last day of the then current Interest Period applicable to such advance.

         All principal advances for which interest is based upon LIBOR Rate shall be due and payable in full on the last day of the applicable Interest Period.

         As to all advances, whether based on the Prime Rate or the LIBOR Rate:

         1. Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         2. All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         3. Notwithstanding anything to the contrary herein, all principal and unpaid interest shall be paid in full on the aforesaid Maturity Date.

         4. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3.0%) per annum above the Prime Rate.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         Borrower may prepay all or any portion of any advance based upon Prime Rate at any time without penalty. As to any advance based upon LIBOR Rate, Borrower may prepay up to five percent (5%) of the original principal amount of this Promissory Note annually without a prepayment fee. Any additional prepayment shall be subject to a prepayment fee if the "Original LIBOR Rate" is greater than the "Current LIBOR Rate" on the prepayment date. The prepayment fee shall be an amount equal to the prepaid principal amount multiplied by the product of the "Original LIBOR Rate" less the "Current LIBOR Rate" multiplied by the number of years and fractional portion of a year remaining in the current Interest Period.

         "Current LIBOR Rate" means the LIBOR Rate in effect on the date the prepayment is made for the interest period from that prepayment date to the end of the current Interest Period.

         "Original LIBOR Rate" means the LIBOR Rate in effect for the current Interest Period.

         This Promissory Note is made in accordance with the Loan Agreement.

         This Promissory Note modifies and replaces a Promissory Note dated October 16, 1996, executed by Borrower in favor of NBD Bank in the original principal amount of twenty-five million dollars ($25,000,000.00).

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                  Borrower:

                                  Franklin Quest Co.

                                  By:_______________________
                                  Title:____________________

                            AMENDED PROMISSORY NOTE
                            Revolving Line of Credit

                                October 16, 1996

Borrower:        Franklin Quest Co.

Lender:          Zions First National Bank

Agent: Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996 between Zions First National Bank ("Zions"), The First National Bank of Chicago, and Agent, as amended

Amount: $30,000,000.00

Maturity: October 1, 2001

         For value received, Borrower promises to pay to the order of Agent, at Zions First National Bank's Commercial Banking Department in Salt Lake City, Utah, the sum of thirty million dollars ($30,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

         This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated October 16, 1996, between Zions, The First National Bank of Chicago, Agent and Borrower, as amended (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement. Agent shall have no obligation to make any disbursements except to the extent funds have been provided by Zions.

         In connection with each request for an advance under this Promissory Note, Borrower shall specify whether the advance shall bear interest based on the Prime Rate or the LIBOR Rate and, if the LIBOR Rate is selected, the applicable Interest Period. The specification made by Borrower may not be changed without consent of Agent. If no specification is made by Borrower, the advance shall bear interest based on the Prime Rate.

         Interest on advances based on the Prime Rate shall be calculated and payable as follows:

         1. Interest shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows:

                 The Prime Rate Performance Percent (hereinafter defined) per annum below the Prime Rate (hereinafter defined) of Zions from time to time in effect, adjusted as of the date of any change in the Prime Rate. Interest accrued is to be paid monthly commencing November 2, 1996, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on October 1, 2001.

         2. The Prime Rate Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula
                 is greater than seven (7), the Prime Rate Performance Percent will be five-tenths (.5). If such ratio is seven (7) or less, the Prime Rate Performance Percent will then be determined in accordance with subsections (b), (c) and (d), below.

                 Formula:

                 EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by tangible net worth of Borrower is above one (1.0), the Prime Rate Performance Percent will be five-tenths (.5).

                          (c) If the ratio of total liabilities divided by tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the Prime Rate Performance Percent will be seventy-five hundredths (.75).

                          (d) If the ratio of total liabilities divided by tangible net worth of Borrower is less than four-tenths (.4), the Prime Rate Performance Percent will be one (1.0).

                          For purposes of subparagraphs, (b) (c) and (d) above,
                 total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The Prime Rate Performance Percent shall be
                 determined based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank
                 N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Zions' Prime Rate. If, for any reason beyond the control of Zions, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Zions may, five days after posting notice in the Zions' bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions may make loans to any of its customers, either now or in the future.

         Interest on advances based on the LIBOR Rate shall be calculated and payable as follows:

         1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year equal to the LIBOR Rate (hereinafter defined) of Zions for the applicable Interest Period (hereinafter defined) plus the LIBOR

                 Performance Percent (hereinafter defined). Interest accrued is to be paid monthly commencing November 2, 1996, on the same day of each month thereafter, and on the last day of each applicable Interest Period.

         2.      The LIBOR Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25). If such ratio is seven (7) or less, the LIBOR Performance Percent will then be determined in accordance with subsections (b), (c) and
                 (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is above one (1.0), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25).

                          (c) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the LIBOR Performance Percent will be one (1).

                          (d) If the ratio of total liabilities divided by tangible net worth of Borrower is less than four-tenths (.4), the LIBOR Performance Percent will be seventy-five hundredths (.75).

                          For purposes of subparagraphs (b), (c) and (d),
                 above, total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to

                 Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The LIBOR Performance Percent shall be determined
                 based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. The LIBOR Rate applicable to any Interest Period means the rate per annum quoted by Zions as its LIBOR Rate. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Zions may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

         4. Banking Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

         5.      Dollars and the sign "$" mean lawful money of the United
                 States.

         6. Interest Period means, with respect to any LIBOR Rate advance, the period commencing on the date such advance is made and ending, as the Borrower may select, on the numerically corresponding day in the first, second, third, sixth, or twelfth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                 a. No Interest Period may extend beyond the termination of the Loan Agreement;

                 b. No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and

                 c. If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

         7. Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to maintain or fund advances based on the LIBOR Rate, then upon notice to Borrower by Agent the outstanding principal amount of the advances based on the LIBOR Rate, together with interest accrued thereon, shall, at the election of Agent, be (1) immediately converted to an advance based on Prime Rate; (2) repaid immediately upon demand of Agent if such change or compliance with such request, in the judgment of Agent, requires immediate repayment; or (3) repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

         8. Notwithstanding anything to the contrary herein, if Agent determines (which determination shall be conclusive) that:

                 a. Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the LIBOR Rate; or

                 b. The LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Agent may give notice thereof to Borrower, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, (1) the obligation of Agent to make advances based on the LIBOR Rate shall be suspended; and (2) Borrower shall repay in full the then outstanding principal amount of each advance based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such advance, or, at Borrower's option, convert the advances based on LIBOR Rate to advances based on Prime Rate on the last day of the then current Interest Period applicable to such advance.

         All principal advances for which interest is based upon LIBOR Rate shall be due and payable in full on the last day of the applicable Interest Period.

         As to all advances, whether based on the Prime Rate or the LIBOR Rate:

         1. Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         2. All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         3. Notwithstanding anything to the contrary herein, all principal and unpaid interest shall be paid in full on the aforesaid Maturity Date.

         4. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3.0%) per annum above the Prime Rate.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         Borrower may prepay all or any portion of any advance based upon Prime Rate at any time without penalty. As to any advance based upon LIBOR Rate, Borrower may prepay up to five percent (5%) of the original principal amount of this Promissory Note annually without a prepayment fee. Any additional prepayment shall be subject to a prepayment fee if the "Original LIBOR Rate" is greater than the "Current LIBOR Rate" on the prepayment date. The prepayment fee shall be an amount equal to the prepaid principal amount multiplied by the product of the "Original LIBOR Rate" less the "Current LIBOR Rate" multiplied by the number of years and fractional portion of a year remaining in the current Interest Period.

         "Current LIBOR Rate" means the LIBOR Rate in effect on the date the prepayment is made for the interest period from that prepayment date to the end of the current Interest Period.

         "Original LIBOR Rate" means the LIBOR Rate in effect for the current Interest Period.

         This Promissory Note is made in accordance with the Loan Agreement.

         This Promissory Note modifies and replaces a Promissory Note dated October 16, 1996, executed by Borrower in favor of Zions First National Bank in the original principal amount of twenty-five million dollars ($25,000,000.00).

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                  Borrower:

                                  Franklin Quest Co.

                                  By: /s/ [SIG]
                                     --------------------------
                                  Title: Chief Financial Officer
                                        -----------------------

                            AMENDED PROMISSORY NOTE
                            Revolving Line of Credit

                                October 16, 1996

Borrower:        Franklin Quest Co.

Lender:          The First National Bank of Chicago

Agent: Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996 between Zions First National Bank ("Zions"), The First National Bank of Chicago, and Agent, as amended

Amount:  $60,000,000.00

Maturity: October 1, 2001

         For value received, Borrower promises to pay to the order of Agent, at Zions First National Bank's Commercial Banking Department in Salt Lake City, Utah, the sum of sixty million dollars ($60,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

         This Promissory Note shall be a revolving line of credit under which Borrower may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated October 16, 1996, between Zions, The First National Bank of Chicago and Borrower, as amended (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement. Agent shall have no obligation to make any disbursements except to the extent funds have been provided by The First National Bank of Chicago.

         In connection with each request for an advance under this Promissory Note, Borrower shall specify whether the advance shall bear interest based on the Prime Rate or the LIBOR Rate and, if the LIBOR Rate is selected, the applicable Interest Period. The specification made by Borrower may not be changed without consent of Agent. If no specification is made by Borrower, the advance shall bear interest based on the Prime Rate.

         Interest on advances based on the Prime Rate shall be calculated and payable as follows:

         1. Interest shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows:

                 The Prime Rate Performance Percent (hereinafter defined) per annum below the Prime Rate (hereinafter defined) of Zions from time to time in effect, adjusted as of the date of any change in the Prime Rate. Interest accrued is to be paid monthly commencing November 2, 1996, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on October 1, 2001.

         2. The Prime Rate Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7), the Prime Rate Performance Percent will be five-tenths (.5). If such ratio is seven (7) or less, the Prime Rate Performance Percent will then be determined in accordance with subsections (b), (c) and (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                          (b) If the ratio of total liabilities divided by tangible net worth of Borrower is above one (1.0), the Prime Rate Performance Percent will be five-tenths (.5).

                          (c) If the ratio of total liabilities divided by tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the Prime Rate Performance Percent will be seventy-five hundredths (.75).

                          (d) If the ratio of total liabilities divided by tangible net worth of Borrower is less than four-tenths (.4), the Prime Rate Performance Percent will be one (1.0).

                          For purposes of subparagraphs (b), (c) and (d) above,
                 total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The Prime Rate Performance Percent shall be
                 determined based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank
                 N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Zions' Prime Rate. If, for any reason beyond the control of Zions, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Zions may, five days after posting notice in the Zions' bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions may make loans to any of its customers, either now or in the future.

         Interest on advances based on the LIBOR Rate shall be calculated and payable as follows:

         1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year equal to the LIBOR Rate (hereinafter defined) of Zions for the applicable Interest Period (hereinafter defined) plus the LIBOR

                 Performance Percent (hereinafter defined). Interest accrued is to be paid monthly commencing November 2, 1996, on the same day of each month thereafter, and on the last day of each applicable Interest Period.

         2.      The LIBOR Performance Percent shall be determined as follows:

                          (a) If the ratio determined by the following formula is greater than seven (7), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25). If such ratio is seven (7) or less, the LIBOR Performance Percent will then be determined in accordance with subsections (b), (c) and
                 (d), below.

                          Formula:

                          EBITDA divided by (Total Interest plus CMLTD)

                          For purposes of this formula, EBITDA means Borrower's
                 earnings before interest, taxes, depreciation, and amortization; Total Interest means all interest paid by Borrower and accrued but unpaid by Borrower; CMLTD means current maturities on long term debt of Borrower; for the most recent four (4) fiscal quarters of Borrower.

                          Each of the foregoing terms shall have the meanings
                 used in accordance with generally accepted accounting principles consistent with those used in preparation of the financial statements previously submitted to Lender by Borrower.

                           (b) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is above one (1.0), the LIBOR Performance Percent will be one and twenty-five hundredths (1.25).

                          (c) If the ratio of total liabilities divided by
                 tangible net worth of Borrower is four-tenths (.4) or greater but not more than one (1.0), the LIBOR Performance Percent will be one (1).

                          (d) If the ratio of total liabilities divided by tangible net worth of Borrower is less than four-tenths (.4), the LIBOR Performance Percent will be seventy-five hundredths (.75).

                          For purposes of subparagraphs (b), (c) and (d),
                 above, total liabilities shall be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to

                 Lender. Tangible net worth means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted by Borrower to Lender, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                          The LIBOR Performance Percent shall be determined
                 based upon the most recent Securities and Exchange Commission Form 10Q or 10K of Borrower and be adjusted as of the first day of the month following the month in which Borrower is required to deliver such report to Lender pursuant to the Loan Agreement.

         3. The LIBOR Rate applicable to any Interest Period means the rate per annum quoted by Zions as its LIBOR Rate. The LIBOR Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Zions may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

         4. Banking Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

         5.      Dollars and the sign "$" mean lawful money of the United
                 States.

         6. Interest Period means, with respect to any LIBOR Rate advance, the period commencing on the date such advance is made and ending, as the Borrower may select, on the numerically corresponding day in the first, second, third, sixth, or twelfth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding

                             Page Missing (folio 6)
                                  (Leave page)

                 b. The LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Agent may give notice thereof to Borrower, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, (1) the obligation of Agent to make advances based on the LIBOR Rate shall be suspended; and (2) Borrower shall repay in full the then outstanding principal amount of each advance based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such advance, or, at Borrower's option, convert the advances based on LIBOR Rate to advances based on Prime Rate on the last day of the then current Interest Period applicable to such advance.

         All principal advances for which interest is based upon LIBOR Rate shall be due and payable in full on the last day of the applicable Interest Period.

         As to all advances, whether based on the Prime Rate or the LIBOR Rate:

         1. Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         2. All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         3. Notwithstanding anything to the contrary herein, all principal and unpaid interest shall be paid in full on the aforesaid Maturity Date.

         4. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3.0%) per annum above the Prime Rate.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         Borrower may prepay all or any portion of any advance based upon Prime Rate at any time without penalty. As to any advance based upon LIBOR Rate, Borrower may prepay up to five percent (5%) of the original principal amount of this Promissory Note annually without a prepayment fee. Any additional prepayment shall be subject to a prepayment fee if the "Original LIBOR Rate" is greater than the "Current LIBOR Rate" on the prepayment date. The prepayment fee shall be an amount equal to the prepaid principal amount multiplied by the product of the "Original LIBOR Rate" less the "Current LIBOR Rate" multiplied by the number of years and fractional portion of a year remaining in the current Interest Period.

         "Current LIBOR Rate" means the LIBOR Rate in effect on the date the prepayment is made for the interest period from that prepayment date to the end of the current Interest Period.

         "Original. LIBOR Rate" means the LIBOR Rate in effect for the current Interest Period.

         This Promissory Note is made in accordance with the Loan Agreement.

         This Promissory Note modifies and replaces a Promissory Note dated October 16, 1996, executed by Borrower in favor of NBD Bank in the original principal amount of twenty-five million dollars ($25,000,000.00).

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                  Borrower:

                                  Franklin Quest Co.

                                  By: /s/ [SIG]
                                     -------------------------------
                                  Title: Chief Financial Officer
                                         ---------------------------

                      RECEIPT FOR AMENDED PROMISSORY NOTE
                          (Zions First National Bank)

         Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996, between Zions First National Bank, The First National Bank of Chicago, and Agent, as amended, acknowledges receipt of an Amended Promissory Note dated October 16, 1996 executed by Franklin Quest Co. in favor of Zions First National Bank in the original principal amount of thirty million dollars ($30,000,000.00).

         Dated:  May 12, 1997.

                                  ZIONS FIRST NATIONAL BANK, not in its
                                  individual capacity but solely as agent
                                  pursuant to an Intercreditor Agreement dated
                                  October 16, 1996, between Zions First
                                  National Bank, The First National Bank of
                                  Chicago, and Agent, as amended

                                  By: /s/ KEITH R. THOMPSON
                                     ----------------------------------
                                  Title: Vice President
                                        -------------------------------

                      RECEIPT FOR AMENDED PROMISSORY NOTE
                      (The First National Bank of Chicago)

         Zions First National Bank, not in its individual capacity but solely as agent pursuant to an Intercreditor Agreement dated October 16, 1996, between Zions First National Bank, The First National Bank of Chicago, and Agent, as amended, acknowledges receipt of an Amended Promissory Note dated October 16, 1996 executed by Franklin Quest Co. in favor of The First National Bank of Chicago in the original principal amount of sixty million dollars ($60,000,000.00).

         Dated:  May 12, 1997.

                                  ZIONS FIRST NATIONAL BANK, not in its
                                  individual capacity but solely as agent
                                  pursuant to an Intercreditor Agreement dated
                                  October 16, 1996, between Zions First
                                  National Bank, The First National Bank of
                                  Chicago, and Agent, as amended


                                  By: /s/ KEITH R. THOMPSON
                                     ----------------------------------
                                  Title: Vice President
                                        -------------------------------

                     CERTIFICATE OF CORPORATE AUTHORIZATION

         The undersigned, being President and Secretary, respectively, of Franklin Quest Co., a corporation organized under the laws of the State of Utah, certify that the following is a true and correct copy of the resolution adopted by the Board of Directors of this corporation at a lawful meeting of the Board held on the 17th day of 1997, and duly recorded in the minutes of that meeting, and further certify that this resolution has not been rescinded, modified, or amended and is presently in full force and effect:

                 Resolved, that this corporation borrow the sum of ninety million dollars ($90,000,000.00) from Zions First National Bank and The First National Bank of Chicago.

                 The officers of this corporation are authorized and directed to complete negotiations of the terms and conditions of this loan.

                 Any officer of this corporation is authorized to execute and deliver a loan agreement, promissory notes, and such other instruments and documents as are required or needed to obtain this loan.

         Dated:  May 12, 1997

                                  Franklin Quest Co.

                                  /s/ [SIG]
                                  ----------------------------
                                  President

                                  /s/ [SIG]
                                  ----------------------------
                                  Secretary

                      AMENDMENT TO INTERCREDITOR AGREEMENT

         This Amendment to Intercreditor Agreement (the "Amendment") is made and entered into between Zions First National Bank ("Zions"), The First National Bank of Chicago ("FNBC") (assignee of NBD Bank) (Zions and FNBC are hereinafter referred to collectively as "Lenders"), and Zions First National Bank, not in its individual capacity but solely as agent (herein, in such capacity, "Agent").

                                    Recitals

         1. Zions, NBD Bank, Agent and Franklin Quest Co. ("Borrower") have entered into a Loan Agreement dated October 16, 1996 (the "Loan Agreement") whereby a $50,000,000 revolving line of credit was extended to Borrower evidenced by a $25,000,000 Promissory Note to Zions and a $25,000,000 Promissory Note to NBD Bank.

         2. Zions, NBD Bank, and Agent also entered into an Intercreditor Agreement dated October 16, 1996 to provide for Zions to act as agent to coordinate the activities and relationships with Borrower concerning this loan.

         3. Pursuant to an Assignment Agreement dated as of February 3, 1997, NBD Bank sold and assigned its rights and obligations under the Loan Agreement and related documents and instruments to FNBC.

         4. Zions, FNBC, Agent and Borrower have agreed to amend the Loan Agreement to increase the amount of the loan to $90,000,000 to be evidenced by a $30,000,000 Promissory Note to Zions and a $60,000,000 Promissory Note to FNBC.

         5. Zions, FNBC, Agent and Borrower desire to modify and amend the Intercreditor Agreement consistent with the amendments to the Loan Agreement.

                                   Amendment

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Zions, FNBC, and Agent hereby agree and amend and modify the Intercreditor Agreement as follows:

         1. Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Intercreditor Agreement shall have the same defined meanings in this Amendment.

         The defined terms "Lenders", "Lenders' Pro Rata Shares", and "Loan Agreement" in Section 1.1 Definitions of the Intercreditor Agreement are deleted and replaced with the following:

                 "Lenders" means Zions and FNBC.

                 "Lenders' Pro Rata Shares" shall mean the following allocation: Zions - thirty-three and thirty-three hundredths percent (33.33%), FCNB - sixty-six and sixty-seven hundredths percent (66.67%).

                 "Loan Agreement" shall mean that certain Loan Agreement between Lenders and Borrower dated October 16, 1996 concerning a $50,000,000 revolving line of credit, as amended by an Amendment to Loan Agreement dated on or about the date of this Amendment to Intercreditor Agreement which increased the revolving line of credit to $90,000,000.

         2. FNBC as Assignee of NBD Bank. All references in the Intercreditor Agreement to NBD Bank are amended to refer to FNBC. It is acknowledged and agreed that FNBC has succeeded to all rights, benefits, duties, and obligations of NBD Bank under the Loan Agreement, Promissory Notes, and Intercreditor Agreement.

         3.      Consent to Amendment of Loan Documents.  Pursuant to Section
2.1 Amendment of Loan Documents, Lenders and Agent hereby consent to amendment and modification of the Loan Agreement and Promissory Notes as provided in the Amendment to Loan Agreement dated on or about the date of this Amendment to Intercreditor Agreement.

         4. Notices. Section 6.10 Notices is amended by deleting the notice address for NBD Bank and replacing it with:

                 The First National Bank of Chicago
                 West Coast Regional Office
                 777 South Figueroa Street Suite 4001
                 Los Angeles, CA 90071
                 Attention: James P. Moore

         5. Agreement Remains in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Intercreditor Agreement remains in full force and effect.

         6. Integrated Agreement; Amendment. This Amendment, together with the Intercreditor Agreement, Amended Promissory Notes, Loan Agreement, and Amendment to Loan Agreement, constitute the entire agreements and understandings between the parties and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by the parties. This Amendment and the Intercreditor Agreement shall be read and interpreted together as one agreement. PURSUANT TO UTAH CODE SECTION 25-5-4, LENDERS AND AGENT ARE NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDERS AND AGENT AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE

OF ANY ALLEGED ORAL AGREEMENT. All other prior and contemporaneous agreements, arrangements and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, terminated.

         Dated: May 12, 1997



                                  Zions First National Bank

                                  By: /s/ KEITH R. THOMPSON
                                     ------------------------------------
                                       Keith R.Thompson
                                       Vice President

                                  The First National Bank of Chicago

                                  By: /s/ [SIG]
                                     ------------------------------------
                                  Title: First Vice President
                                        ---------------------------------

                                  Zions First National Bank, not in its
                                  individual capacity but solely as agent
                                  pursuant to an Intercreditor Agreement
                                  dated October 16, 1996, between Zions
                                  First National Bank, The First Chicago
                                  National Bank, and Agent

                                  By: /s/ KEITH R. THOMPSON
                                     ------------------------------------
                                       Keith R.Thompson
                                       Vice President


         The foregoing Amendment to Intercreditor Agreement is authorized and consented to this 12th day of May, 1997.

                                  Franklin Quest Co.

                                  By: /s/ [SIG]
                                     ------------------------------------
                                  Title: Chief Financial Officer
                                         --------------------------------





                                       3